Shareholders' Equity	12 Months Ended
Dec. 31, 2015
Equity [Abstract]
Shareholders' Equity and Share-based Payments
Note 12 — Shareholders’ Equity

Ordinary Shares

Iao Kun is authorized to issue 500,000,000 Ordinary Shares, par value $.0001.  The authorized Ordinary Shares was increased from 200,000,000 to 500,000,000 as a result of a shareholder vote on September 24, 2013. The following summarizes the Ordinary Shares issued relating to achieving earnings targets or rolling chip turnover targets in association with the Company’s acquisitions of Kings’ Gaming, Bao Li Gaming and Oriental VIP room:

	Years Ended December 31,
	2015		2014		2013

King's Gaming (Note 9)	-	(1)	-	(1)	-	(1)

Bao Li Gaming (Note 10)	1,025,000	(2)	1,250,000	(2)	N/A

Oriental VIP Room (Note 11)	718,750	(3)	1,250,000	(3)	N/A

(1)	King’s Gaming did not meet its Gross Profit Target for the years ended December 31, 2014, 2013 and 2012, and therefore no shares for achieving those performance targets were issued.

(2)
Bao Li achieved the minimum rolling chip target and also reached the incremental earn out rolling chip target for 2013 and 2014, and therefore an aggregate of 1,250,000 and 1,025,000 Ordinary Shares were issued in the third quarter of 2014 and the second quarter of 2015, respectively.

(3)
The Oriental VIP Room achieved the minimum rolling chip target and also reached the incremental earn out rolling chip target for the 12 months ended June 30, 2014, and therefore an aggregate of 1,250,000 Ordinary Shares were issued in the fourth quarter of 2014.  The Oriental VIP Room achieved the minimum rolling chip target and also reached an additional incremental earn out rolling chip target for the 12 months ended June 30, 2015 and a total of 718,750 Ordinary Shares were issued during the third quarter of 2015.

The holders of the Ordinary Shares have no conversion, preemptive or other subscription rights and there are no sinking fund or redemption provisions applicable to the Ordinary Shares.

Rights Offering in 2013

The Company issued one transferable subscription right for each two Ordinary Shares then owned to stockholders of record on June 3, 2013. The rights entitled rights holders to subscribe for an aggregate of up to 20,225,582 Ordinary Shares. The subscription price was $3 per Ordinary Share to be exercised. As a result of a standby purchase agreement with certain persons, including Lam Man Pou, Vong Hon Kun, Lam Chou In, Zheng An Ting, So Kam Tai, Au Chun Yin, Chan Fok Hoi, Chan Kai Ian, Sin Kam Chan, Leong Wai Meng and Cheung Mee Mo (the “Standby Purchasers”), whereby the Standby Purchasers have agreed to purchase a number of Ordinary Shares having a value equal to the aggregate subscription price the Company would have received with respect to the shares underlying all rights not exercised by all holders in the rights offering, referred to as the standby purchase, upon the same terms as the other holders, except the subscription price for 34% of such shares with respect to purchases made by Messrs. Lam Man Pou and Vong Hon Kun was $4.50 per share. Messrs. Lam and Vong agreed to purchase approximately 34% of the shares sold pursuant to the standby purchase for an exercise price not less than the closing price of Iao Kun’s Ordinary Shares on May 24, 2013, which was $4.37 per share, at a premium to the exercise price of the rights ($ 3.00 per share). On June 21, 2013, the subscription period for the rights offering expired and on June 28, 2013, the Company instructed its transfer agent to issue a total of 19,527,950 Ordinary Shares. The Company incurred offering costs of $2,067,809, which have been recorded as a reduction of Additional Paid in Capital.

Directors Compensation

All of the Company’s directors presently receive annual compensation of $30,000 in cash and $20,000 payable in Ordinary Shares, valued at the average of the closing prices of the Ordinary Shares over the three-month period preceding the end of each fiscal year. The Ordinary Shares will be issued the following year.  The chairman of the audit committee will receive additional annual cash compensation of $10,000 and the other members of the audit committee will each receive additional annual cash compensation of $5,000. The chairman of the compensation and nominating committees each receive additional annual cash compensation of $5,000 and the other members of these committees each receive additional annual cash compensation of $3,000. Each director will also receive cash compensation of $1,000 for each board or committee meeting that he or she attends (whether in person or telephonically) that is at least an hour in duration and $500 for each board or committee meeting he or she attends that is less than an hour in duration.  Total director fees charged to operations during the years ended December 31, 2015, 2014 and 2013 were $497,000, $497,000 and $497,000, respectively.

Share Repurchase Program

The Board of Directors established a share repurchase program, with an expiration date of June 30, 2013 (the “2012 Repurchase Plan”). The 2012 Repurchase Plan authorized the Company to purchase up to two million of its Ordinary Shares on the open market at prices to be determined by the Company’s management. During the year ended December 31, 2012, the Company repurchased an aggregate of 1,273,947 Ordinary Shares for an aggregate purchase price of $4,166,483 pursuant to the 2012 Repurchase Plan. During the quarter ended March 31, 2013, the Company purchased the remaining 726,053 Ordinary Shares for an aggregate purchase price of $2,728,912. The Ordinary Shares have been retired and the purchase price was allocated to par value and additional paid in capital.

In March 2013, the Board of Directors established a new share repurchase program with an expiration date at any time in the discretion of appropriate company officers (the “2013 Repurchase Plan”). The 2013 Repurchase Plan authorizes the Company to purchase up to four million of its Ordinary Shares on the open market at prices to be determined by the Company’s management. During the year ended December 31, 2013, the Company repurchased an aggregate of 732,900 Ordinary Shares for an aggregate purchase price of $2,295,849.  During the year ended December 31, 2014, the Company repurchased an aggregate of 1,415,300 Ordinary Shares for an aggregate purchase price of $4,193,554. During the year ended December 31, 2015, the Company did not repurchase any additional shares.

Dividend

The Board of Directors has authorized a regular cash dividend each year after the release of the Company’s financial results for the six months ending June 30 (the “Six Month Dividend”), an amount per outstanding Ordinary Share equal to: (i) 15% of the Company’s non-GAAP net income (defined as operating income before amortization of intangible assets and change in fair value of contingent consideration) for the most recently completed six months ended June 30, divided by (ii) the number of Ordinary Shares outstanding on the record date for such dividend; and, an annual dividend each year after the release of the Company’s annual financial results (the “Annual Dividend”), equates to an amount per outstanding Ordinary Share equal to (i) 15% of the Company’s non-GAAP net income for the most recently completed fiscal year, less the amount paid pursuant to the immediately previous six-month dividend, divided by (ii) the number of Ordinary Shares outstanding on the record date for such dividend.

The record date for each period’s dividend will be set by the Company’s management to be as close as practicable to, but no less than, 15 days after the public release by the Company of the financial results for the applicable six-month period and fiscal year end. The payment date for each period’s dividend will be set by the Company’s management to be as close as practicable to, but no less than, 10 days after the record date.

Payment Date	Amount

April 26, 2013 (for the year 2012 Annual Dividend)	$4,142,199

September 20, 2013 (for the 2013 Six Month Dividend)	$4,803,178

October 14, 2014 (for the 2014 Six Month Dividend)	$1,539,260

June 22, 2015 (for the 2014 Annual Dividend)	$1,038,967

October 19, 2015 (for the 2015 Six Month Dividend)	$870,745

Preferred Stock

The Company is authorized to issue 1,150,000 preferred shares with such designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors. There are no issued and outstanding preferred shares at December 31, 2015 and December 31, 2014.

Ordinary Shares Reserved for Future Issuance

At December 31, 2015 and 2014, the Company has reserved 2,816,470 and 5,403,200 shares, respectively, of its authorized but unissued Ordinary Shares for possible future issuance in connection with the following:

	December 31,	December 31,
	2015	2014

Incentive Plans Shares	416,470	28,200

Contingently Issuable Incentive Shares-King's Gaming	500,000	600,000

Contingently Issuable Incentive Shares-Bao Li Gaming	650,000	2,275,000

Contingently Issuable Incentive Shares-Oriental VIP Room	1,250,000	2,500,000

Total	2,816,470	5,403,200

Hong Kong Stock Exchange Listing

On February 9, 2015, the Company was notified by the Hong Kong Stock Exchange (the "Stock Exchange") that based on the information provided to the Stock Exchange that, due to various factors, including the declining financial performance of the Company, the unpredictability of the Company's revenues, the overall market conditions, the near term industrial outlook in Macau and certain related party payments made to Pak Si, the Stock Exchange is unable to proceed further with the Company's listing application and the Company has elected to not continue with the application process at such time. Total expenses incurred for Stock Exchange listing, included in Selling, General and Administrative expenses, were approximately $162,459, $3,037,000 and $2,312,000 for years ended December 31, 2015, 2014 and 2013, respectively.